MANAGED ACCOUNT SERIES
U.S. Mortgage Portfolio

Supplement dated June 21, 2006 to the
Prospectus dated July 21, 2005


	The following changes are made to the
 Prospectus of Managed Account Series (the "Fund").

The section captioned "About the Portfolio Manager
 of U.S. Mortgage Portfolio" appearing on page 12 of the Fund's Prospectus is amended as follows:

	The description of the Fund's portfolio
managers is deleted and the following description is inserted below the heading:

U.S. Mortgage Portfolio is managed by Frank Viola and Theodore J. Magnani

The sub-section entitled "U.S. Mortgage Portfolio" under the section entitled "Management of the Fund
 - Portfolio Managers" appearing on page 44 of the Fund's Prospectus is amended as follows:

The description of the Fund's portfolio managers is deleted and replaced with the following description:

Frank Viola and Theodore J. Magnani are co-portfolio
 managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.
Frank Viola is a Vice President of the Fund and has
 been the Fund's portfolio manager since inception.
Mr. Viola has been a Managing Director of Merrill Lynch
Investment Managers and head of its Structured Products
Investment Team since 2002 and has been a portfolio
 manager with the Manager since 1997. Mr. Viola was the Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997. Mr. Magnani is a Vice President of the Fund and has been the Fund's portfolio manager since 2006.
 Mr. Magnani has been a Vice President of Merrill Lynch
 Investment Managers since 1992 and a portfolio manager thereof since 1990.



Code #19166-0705SUP